FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 28, 2004

KAISER ALUMINUM & CHEMICAL CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	1-3605	94-0928288
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5847 San Felipe, Suite 2500
Houston, Texas		77057-3268
(Address of Principal Executive Offices)		(Zip Code)

(713) 267-3777
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 28, 2004, Kaiser Aluminum & Chemical Corporation (the “Company”) and one of its subsidiaries, Kaiser Alumina Australia Corporation (“KAAC”), executed an agreement with Alumina & Bauxite Company Ltd. , an affiliate of Rusal, to sell the Company’s and KAAC’s interests in and related to Queensland Alumina Limited for a base cash purchase price of $401 million. The transaction is subject to approval by the United States Bankruptcy Court for the District of Delaware (the “Court”) at a November 8, 2004 hearing and to certain other conditions, several of which are outlined in the Company’s October 28, 2004 press release, which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The Company and its affiliates engage in commercial transactions with Rusal and its affiliates in the ordinary course of business.

Item 8.01 Other Events

On November 1, 2004, the Company issued a press release announcing that two of its subsidiaries (Alpart Jamaica Inc. and Kaiser Jamaica Corporation) had filed a Joint Plan of Liquidation (the “Plan”) and a related Disclosure Statement with the Court. Copies of the Plan and the Disclosure Statement are attached hereto as Exhibits 99.2 and 99.3 respectively, and are incorporated herein by reference. A copy of the press release announcing the filing of the Plan and the Disclosure Statement is attached hereto as Exhibit 99.4 and is incorporated herein by reference.

Bankruptcy law does not permit solicitation of acceptances of the Plan until the Bankruptcy Court approves the applicable Disclosure Statement relating to the Plan. Accordingly, this announcement is not intended to be, nor should it be construed as, a solicitation for a vote on the Plan. The Plan will become effective if and when it receives the requisite stakeholder approval and is confirmed by the Bankruptcy Court. The Company refers to the limitations and qualifications included in the Disclosure Statement. In addition, the Company notes that all information contained in the Disclosure Statement is subject to change, whether as a result of amendments to the Plan, as a result of the actions of third parties or otherwise.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

* 99.1	Press Release dated October 28, 2004

* 99.2	Joint Plan of Liquidation for Alpart Jamaica Inc. and Kaiser Jamaica Corporation

* 99.3	Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code With Respect to the Joint Plan of Liquidation for Alpart Jamaica Inc. and Kaiser Jamaica Corporation

* 99.4	Press Release dated November 1, 2004

*	Included with this filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM & CHEMICAL CORPORATION
(Registrant)

	By:	/s/ Daniel D. Maddox

Dated: November 1, 2004		Daniel D. Maddox Vice President and Controller

EXHIBIT INDEX

Exhibit 99.1	Press Release dated October 28, 2004*
Exhibit 99.2	Joint Plan of Liquidation for Alpart Jamaica Inc. and Kaiser Jamaica Corporation*
Exhibit 99.3	Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code With Respect to the Joint Plan of Liquidation for Alpart Jamaica Inc. and Kaiser Jamaica Corporation*
Exhibit 99.4	Press Release dated November 1, 2004*

*	Included with this filing.